Exhibit 99.2

PG&E Corporation

Table 1: Earnings Summary
Second Quarter and Year-to-Date, 2005 vs. 2004
(in millions, except per share amounts)

	Three months ended June 30,				Six months ended June 30,

	Earnings (Loss)		Earnings (Loss) per Common Share (Diluted)		Earnings (Loss)		Earnings (Loss) per Common Share (Diluted)
	2005	2004	2005	2004	2005	2004	2005	2004

Pacific Gas and Electric Company and Holding Company [1]
Pacific Gas and Electric Company	$266	$307	$0.70	$0.72	$494	$488	$1.25	$1.15
Holding Company	(4)	(9)	(0.01)	(0.02)	(6)	(14)	(0.01)	(0.03)

Earnings from Operations	262	298	0.69	0.70	488	474	1.24	1.12

Items Impacting Comparability [2]
Implementation of Electric Industry Restructuring	-	-	-	-	-	2,950	-	6.96
2003 GRC Settlement	-	120	-	0.28	-	120	-	0.28
Energy Crisis/ Chapter 11 Interest Costs	5	(26)	0.01	(0.06)	(3)	(83)	(0.01)	(0.20)
Dividend Participation Rights	-	(20)	-	(0.04)	-	(39)	-	(0.09)
Other	-	-	-	-	-	(17)	-	(0.04)

Total	5	74	0.01	0.18	(3)	2,931	(0.01)	6.91

PG&E Corporation Earnings on a GAAP basis	$267	$372	$0.70	$0.88	$485	$3,405	$1.23	$8.03

[1]	Earnings from operations exclude items impacting comparability as noted in the following discussion.
[2]	Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with generally accepted accounting principles, or GAAP.

PG&E Corporation

DISCUSSION ON TABLE 1:
1.

Earnings from operations for PG&E Corporation excludes items impacting comparability, as discussed below. On a GAAP basis, PG&E Corporation earned $267 million for the three months ended June 30, 2005 and $372 million for the three months ended June 30, 2004. For the six months ended June 30, 2005, the Corporation earned $485 million on a GAAP basis and $3,405 million for the six months ended June 30, 2004.

On a GAAP basis, the Utility earned $272 million for the three months ended June 30, 2005 and $408 million for the three months ended June 30, 2004. For the six months ended June 30, 2005, the Utility earned $491 million on a GAAP basis and $3,474 million for the six months ended June 30, 2004.

2.

Items impacting comparability for the three months ended June 30, 2005 include the recovery of net incremental interest costs incurred by the Utility after February 10, 2005, the date of issuance of the first series of Energy Recovery Bonds, of approximately $5 million ($0.01 per common share), after-tax, related to remaining generator disputed claims in the Utility's Chapter 11 proceeding. These costs are now recoverable as a result of a California Public Utilities Commission, or CPUC, decision on May 4, 2005.

3.	Items impacting comparability for the three months ended June 30, 2004 include:
a)

The Utility's recognition of a gain of approximately $120 million ($0.28 per common share), after-tax, related to the 2003 impact and regulatory asset recognition resulting from the CPUC decision in the Utility's 2003 General Rate Case, or GRC decision, on May 27, 2004;

b)

The net effect of incremental interest costs of $20 million ($0.05 per common share), after-tax, from the increased amount and cost of debt resulting from the California energy crisis and the Utility's Chapter 11 filing;

c)

Increased costs of $6 million ($0.01 per common share), after-tax, related to the Chapter 11 filings of the Utility and National Energy & Gas Transmission, Inc., or NEGT. These costs generally consist of external legal consulting fees, financial advisory fees and other related costs and payments; and

d)

A change in the market value of non-cumulative dividend participation rights of $20 million ($0.04 per common share), after-tax, related to the Holding Company's $280 million of 9.5% Convertible Subordinated Notes.

4.

Items impacting comparability for the six months ended June 30, 2005 include the net effect of incremental interest costs of approximately $3 million ($0.01 per common share), after-tax incurred by the Utility through February 10, 2005 and related to generator disputed claims in the Utility's Chapter 11 proceeding, which are not considered recoverable.

5.	Items impacting comparability for the six months ended June 30, 2004 include:
a)

The Utility's recognition of a gain of approximately $2,950 million ($6.96 per common share), after-tax, related to the establishment of regulatory assets contemplated in the December 19, 2003 settlement agreement, or Settlement Agreement, entered into between the Utility, PG&E Corporation and the California Public Utilities Commission, or CPUC, to resolve the Utility's Chapter 11 proceeding;

b)

The Utility's recognition of a gain of approximately $120 million ($0.28 per common share), after-tax, related to the 2003 impact and regulatory asset recognition resulting from the CPUC decision in the Utility's 2003 GRC decision on May 27, 2004;

c)

The net effect of incremental interest costs of $73 million ($0.17 per common share), after-tax, from the increased amount and cost of debt resulting from the California energy crisis and the Utility's Chapter 11 filing

d)

Increased costs of $10 million ($0.03 per common share), after-tax, related to the Chapter 11 filings of the Utility and National Energy & Gas Transmission, Inc., or NEGT. These costs generally consist of external legal consulting fees, financial advisory fees and other related costs and payments;

e)

A change in the market value of non-cumulative dividend participation rights of $39 million ($0.09 per common share), after-tax, related to the Holding Company's $280 million of 9.5% Convertible Subordinated Notes; and

f)

The Utility's recognition of $17 million ($0.04 per common share), after-tax, in charges related to obligations to invest in clean energy technology and donate land, included in the Settlement Agreement.

PG&E Corporation

Table 2: Earnings Per Common Share from Operations
Second Quarter 2005 vs. Second Quarter 2004
($/Share)

Q2 2004 EPS from Operations [1]	$0.70

2004 Diablo Canyon refueling outage	0.04
Higher equity earnings on rate base [2]	0.02
Fewer shares outstanding	0.08
Lower interest and other expenses at Holding Company	0.02
Electric transmission contract settlements	0.03
Miscellaneous items	0.03

0.22

Prior-period portion of 2003 GRC and 2004 attrition [3]	(0.16)
Elimination of earnings on the settlement regulatory asset [4]	(0.07)

(0.23)

Q2 2005 EPS from Operations [1]	$0.69

Table 3: Earnings Per Common Share from Operations
Year-to-Date 2005 vs. Year-to-Date 2004
($/Share)

Q2 2004 YTD EPS from Operations [1]	$1.12

2004 Diablo Canyon refueling outage	0.05
Higher equity earnings on rate base [2]	0.05
Fewer shares outstanding	0.09
Lower interest and other expenses at Holding Company	0.03
Electric transmission contract settlements	0.03
Miscellaneous items	0.03

0.28

Prior-period portion of 2003 GRC and 2004 attrition [3]	(0.01)
Elimination of earnings on the settlement regulatory asset [4]	(0.12)
Increased estimate of environmental remediation	(0.03)

(0.16)

Q2 2005 YTD EPS from Operations [1]	$1.24

1.	See Table 1 for a reconciliation of earnings per common share, or EPS, from operations to EPS on a GAAP basis.
2.	The Utility's equity ratio reached its authorized level of 52% in January 2005, compared to approximately 48% and 49% during the first and second quarters of 2004, respectively.
3.	The CPUC issued a final decision in May 2004 that was retroactive to 2003. As a result, second quarter earnings from operations in 2004 included two quarters of 2003 GRC and 2004 attrition revenues.
4.

The Utility earned a return on the settlement regulatory asset only through February 10, 2005 (when the energy recovery bonds were issued to refinance the settlement regulatory asset) as compared to two full quarters in 2004.

PG&E Corporation

Table 4: Share Statistics
Second Quarter 2005 vs. Second Quarter 2004
(shares in millions, except per share amounts)

	Second Quarter 2005	Second Quarter 2004	% Change

Common Stock Data

Book Value per share - end of period [1]	$21.64	$19.30	12.12%

Weighted Average common shares outstanding, basic	370	397	-6.80%
Employee share-based compensation and warrants [2]	4	9	-55.55%

Weighted average common shares outstanding, diluted	374	406	-7.88%
9.5% Convertible Subordinated Notes (participating securities)	19	19	-

Weighted average common shares outstanding and participating securities, diluted	393	425	-7.53%

1.	Common shareholders equity per common share outstanding (excluding shares held by Elm Power Corporation, a wholly-owned subsidiary of PG&E Corporation) at period end.
2.	Includes a rounding reduction of approximately $1 million common shares.

Source: PG&E Corporation's Condensed Consolidated Financial Statements and the Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

.

PG&E Corporation

Table 5: Pacific Gas and Electric Company Operating Statistics
Second Quarter and Year-to-Date, 2005 vs. 2004

	Three Months Ending June 30		Six Months Ending June 30

	2005	2004	2005	2004

Electric Sales (in millions kWh)
Residential	6,633	6,544	14,075	13,966
Commercial	7,827	7,849	15,293	15,326
Industrial	3,712	3,809	7,167	7,164
Agricultural	849	1,182	1,320	1,679
BART, public street and highway lighting	198	125	391	240
Other electric utilities	13	2	20	6

Sales from Energy Deliveries	19,232	19,511	38,266	38,381

Total Electric Customers at June 30			4,972,895	4,899,119

Bundled Gas Sales (in millions MCF)
Residential	41	35	123	120
Commercial	18	16	44	43
Industrial	-	-	-	-

Total Bundled Gas Sales	59	51	167	163
Transportation Only	101	131	234	275

Total Gas Sales	160	182	401	438

Total Gas Customers at June 30			4,142,460	4,067,498

Sources of Electric Energy (in millions kWh)
Utility Generation
Nuclear	4,774	2,786	9,427	7,108
Hydro (net)	3,693	2,462	6,640	5,557
Fossil	324	215	566	439

Total Utility Generation	8,791	5,463	16,633	13,104

Purchased Power
Qualifying Facilities	4,585	4,633	8,939	9,306
Irrigation Districts	1,504	1,230	2,002	2,286
Other Purchased Power	257	203	411	375
Spot Market Purchases/Sales, net	(1,192)	3,028	(1,211)	4,221

Total Purchased Power	5,154	9,094	10,141	16,188

Delivery from DWR	4,525	4,503	9,569	9,064

Delivery to Direct Access Customers	2,224	2,291	4,326	4,391

Others (includes energy loss)	(1,462)	(1,840)	(2,403)	(4,366)

Total Electric Energy Delivered	19,232	19,511	38,266	38,381

Diablo Canyon Performance
Overall capacity factor (including refuelings)	101%	59%	100%	75%
Refueling outage period	None	4/1-6/7	None	3/22-6/7
Refueling outage duration during the period (days)	None	68.5	None	77.5

PG&E Corporation

Table 6: 2005 Earnings per Common Share Guidance

	Low	High

Total EPS from Operations	$2.20	$2.30

Estimated Items Impacting Comparability:
Incremental interest expense [1]	(0.01)	(0.01)

Total EPS on a GAAP Basis	$2.19	$2.29

[1]	The net effect of incremental interest costs incurred by the Utility through February 10, 2005 and related to generator disputed claims in the Utility's Chapter 11 proceeding, which are not considered recoverable.

Table 7: 2006 Earnings per common Share Guidance

	Low	High

Total EPS from Operations	$2.35	$2.45

Estimated Items Impacting Comparability:	0.00	0.00

Total EPS on a GAAP Basis	$2.35	$2.45

Management's statements regarding 2005 and 2006 guidance for earnings from operations per share for PG&E Corporation constitute forward-looking statements that are based on current expectations and assumptions which management believes are reasonable. These statements are necessarily subject to various risks and uncertainties. In addition to the risk that the assumptions on which the statements are based (including that the Utility earns an authorized return on equity of 11.22%, that the second series of energy recovery bonds is issued in November 2005 in the approximate amount of $800 million, that the Utility makes certain capital expenditures, and that PG&E Corporation repurchases additional shares of its common stock) prove to be inaccurate, many factors could cause actual results to differ materially from those contemplated by the forward-looking statements. These factors are noted in PG&E Corporation's and Pacific Gas and Electric Company's Current Report on Form 8-K dated August 3, 2005 and are discussed in their combined Annual Report on Form 10-K for the year ended December 31 2004 and their Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

PG&E Corporation

Table 8: Rate Base - Pacific Gas and Electric Company
(in billions)

	2004	2005	2006
	Recorded	Estimated	Estimated

Total Weighted Average Rate Base	$14.8	$15.2	$16.0

PG&E Corporation

Table 9: General Earnings Sensitivities for 2005
PG&E Corporation and Pacific Gas and Electric Company

Variable	Description of Change	Estimated Earnings Impact

Rate base	+/- $100 million change in rate base [1]	+/- $6 million

Return on equity (ROE)	+/- 0.1% change in earned ROE	+/- $8 million

Share count	+/- 1% change in average shares	-/+ $0.02 per share

Revenues	+/- $7 million change in revenues (pre-tax), including Electric Transmission and California Gas Transmission	+/- $0.01 per share

[1]	Assumes earning 11.22% on equity portion (52%).

PG&E Corporation

Table 10: Cash Flow Sources and Uses
Year-to-Date 2005
PG&E Corporation Consolidated

Cash and Cash Equivalents, January 1, 2005	$972

Sources of Cash
Cash from operations	$1,583
Debt issued	451
Common stock issued	190
Decrease in restricted cash	321
Net proceeds from sale of assets	17
Proceeds from issuance of energy recovery bonds, net	1,874
Other, net	12

$4,448

Uses of Cash
Capital expenditures	$803
Repayments under credit facilities and short-term borrowings	300
Long-term debt matured, redeemed, or repurchased	1,356
Rate reduction bonds matured	141
Energy recovery bonds matured	14
Preferred stock with mandatory redemption provisions redeemed	122
Common stock repurchased	1,065
Preferred dividends paid	8
Common stock dividends paid	111
Other, net	6

$3,926

Cash and Cash Equivalents, June 30, 2005	$1,494

Source: PG&E Corporation's Condensed Consolidated Statements of Cash Flows included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

PG&E Corporation

Table 11: Consolidated Cash Position
2005 vs. 2004
(in millions)

	2005	2004	Change

Cash Flow from Operating Activities (YTD June 30)
Holding Company	$(21)	$91	$(112)
Pacific Gas and Electric Company	1,604	527	1,077

	$1,583	$618	$965

Consolidated Cash Balance (at June 30)
Holding Company	$354	$867	$(513)
Pacific Gas and Electric Company	1,140	553	587

	$1,494	$1,420	$74

Consolidated Restricted Cash Balance (at June 30)
Holding Company	$-	$361	$(361)
Pacific Gas and Electric Company	1,659	2,144	(485)

	$1,659	$2,505	$(846)

Source: PG&E Corporation's and Pacific Gas and Electric's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

PG&E Corporation

Table 12: Long-Term Debt
Second Quarter 2005 vs. Year-End 2004
(in millions)

	Balance At

(in millions)	June 30, 2005	December 31, 2004

PG&E Corporation
Convertible subordinated notes, 9.50%, due 2010	$280	$280
Other long-term debt	-	1
Less: current portion	-	(1)

	280	280

Utility
First mortgage bonds/senior notes
3.60% to 6.05% bonds, due 2006-2034	5,300	6,200
Unamortized discount, net of premium	(17)	(17)

Total first mortgage bonds/senior notes	5,283	6,183
Pollution control bond loan agreements, variable rates, due 2026	614	614
Pollution control bond loan agreement, 5.35%, due 2016	200	200
Pollution control bond loan agreements, 3.50%, due 2007	345	345
Pollution control bond loan agreements, variable rates, due 2016-2026	454	-
Pollution control bond reimbursement obligations, variable rates, due 2005	-	454
Other	3	4
Less: current portion	(202)	(757)

	6,697	7,043

Total consolidated long-term debt, net of current portion	$6,977	$7,323

Source: PG&E Corporation's and Pacific Gas and Electric's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

PG&E Corporation

Table 13: Repayment Schedule and Interest Rates -- Long-Term Debt, Energy Recovery Bonds and Rate Reduction Bonds
(in millions, except interest rates)

(in millions)	2005	2006	2007	2008	2009	Thereafter	Total

Long-term debt:
PG&E Corporation
Average fixed interest rate	-	-	-	-	-	9.50%	9.50%
Fixed rate obligations	$-	$-	$-	$-	$-	$280	$280
Utility
Average fixed interest rate	-	-	3.50%	-	3.60%	5.56%	5.22%
Fixed rate obligations	$-	$-	$345	$-	$600	$4,683	$5,628
Variable interest rate as of June 30, 2005	3.82%	-	-	-	-	2.33%	2.57%
Variable rate obligations	$200	$-	$-	$-	$-	$1,068	$1,268
Other	2	1	-	-	-	-	3

Total consolidated long-term debt	$202	$1	$345	$-	$600	$6,031	$7,179

Energy Recovery Bonds & Rate Reduction Bonds:
Utility
Average fixed interest rate	6.42%	6.44%	6.48%	-	-	-	6.45%
Rate reduction bonds	$149	$290	$290	$-	$-	$-	$729

Average fixed interest rate	3.32%	3.55%	3.87%	3.87%	4.05%	4.35%	4.03%
Energy recovery bonds	$126	$221	$230	$239	$248	$810	$1,874

Source: PG&E Corporation's and Pacific Gas and Electric's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

PG&E Corporation

Table 14: PG&E Corporation
Condensed Consolidated Statements of Income
(Unaudited)

(in millions, except per share amounts)	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2005	2004	2005	2004

Operating Revenues
Electric	$1,780	$2,063	$3,439	$3,851
Natural gas	718	686	1,727	1,617

Total operating revenues	2,498	2,749	5,166	5,468

Operating Expenses
Cost of electricity	487	685	884	1,254
Cost of natural gas	347	278	967	857
Operating and maintenance	670	757	1,436	1,576
Recognition of regulatory assets	-	-	-	(4,900)
Depreciation, amortization and decommissioning	454	353	839	651
Reorganization professional fees and expenses	-	4	-	6

Total operating (gain) expenses	1,958	2,077	4,126	(556)

Operating Income	540	672	1,040	6,024
Reorganization interest income	-	-	-	8
Interest income	16	25	37	31
Interest expense	(131)	(176)	(292)	(406)
Other expense, net	(2)	(14)	(3)	(41)

Income Before Income Taxes	423	507	782	5,616
Income tax provision	156	135	297	2,211

Net Income	$267	$372	$485	$3,405

Weighted Average Common Shares Outstanding, Basic	370	397	379	395

Net Earnings Per Common Share, Basic	$0.70	$0.89	$1.25	$8.22

Net Earnings Per Common Share, Diluted	$0.70	$0.88	$1.23	$8.03

Dividends Declared Per Common Share	$0.30	$-	$0.60	$-

Source: PG&E Corporation's and Pacific Gas and Electric's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

PG&E Corporation

Table 15: PG&E Corporation
Condensed Consolidated Balance Sheets

	Balance At

(in millions)	June 30,	December 31,
	2005 (Unaudited)	2004

ASSETS
Current Assets
Cash and cash equivalents	$1,494	$972
Restricted cash	1,659	1,980
Accounts receivable:
Customers (net of allowance for doubtful accounts of $91 million in 2005 and $93 million in 2004)	2,029	2,085
Regulatory balancing accounts	859	1,021
Inventories:
Gas stored underground	175	175
Materials and supplies	137	129
Prepaid expenses and other	72	46

Total current assets	6,425	6,408

Property, Plant and Equipment
Electric	21,975	21,519
Gas	8,663	8,526
Construction work in progress	533	449
Other	15	15

Total property, plant and equipment	31,186	30,509
Accumulated depreciation	(11,891)	(11,520)

Net property, plant and equipment	19,295	18,989

Other Noncurrent Assets
Regulatory assets	6,236	6,526
Nuclear decommissioning funds	1,659	1,629
Other	802	988

Total other noncurrent assets	8,697	9,143

TOTAL ASSETS	$34,417	$34,540

Source: PG&E Corporation's and Pacific Gas and Electric's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

PG&E Corporation

Table 15 (continued): PG&E Corporation
Condensed Consolidated Balance Sheets

	Balance At

(in millions, except share amounts)	June 30,	December 31,
	2005 (Unaudited)	2004

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$-	$300
Long-term debt, classified as current	202	758
Rate reduction bonds, classified as current	290	290
Energy recovery bonds, classified as current	232	-
Accounts payable:
Trade creditors	488	762
Disputed claims and customer refunds	1,810	2,142
Regulatory balancing accounts	1,150	369
Other	420	352
Interest payable	427	461
Income taxes payable	339	185
Deferred income taxes	357	394
Other	856	905

Total current liabilities	6,571	6,918

Noncurrent Liabilities
Long-term debt	6,977	7,323
Rate reduction bonds	439	580
Energy recovery bonds	1,642	-
Regulatory liabilities	3,797	4,035
Asset retirement obligations	1,347	1,301
Deferred income taxes	3,457	3,531
Deferred tax credits	117	121
Preferred stock of subsidiary with mandatory redemption provisions (redeemable, 6.30% and 6.57%, no shares outstanding at June 30, 2005, 4,925,000 shares outstanding at December 31, 2004)	-	122
Other	1,720	1,690

Total noncurrent liabilities	19,496	18,703

Commitments and Contingencies
Preferred Stock of Subsidiaries	286	286

Preferred Stock
Preferred stock, no par value, 80,000,000 shares, $100 par value, 5,000,000 shares, none issued	-	-
Common Shareholders' Equity
Common stock, no par value, authorized 800,000,000 shares, issued 396,118,663 common and 1,390,388 restricted shares in 2005 and 417,014,431 common and 1,601,710 restricted shares in 2004	6,282	6,518
Common stock held by subsidiary, at cost, 24,665,500 shares	(718)	(718)
Unearned compensation	(28)	(26)
Accumulated earnings	2,533	2,863
Accumulated other comprehensive loss	(5)	(4)

Total common shareholders' equity	8,064	8,633

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$34,417	$34,540

Source: PG&E Corporation's and Pacific Gas and Electric's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

PG&E Corporation

Table 16: PG&E Corporation
Condensed Consolidated Statement of Cash Flows
(Unaudited)

(in millions)	Six Months Ended
	June 30,

	2005	2004

Cash Flows From Operating Activities
Net income	$485	$3,405
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation, amortization and decommissioning	839	651
Recognition of regulatory assets	-	(4,900)
Deferred income taxes and tax credits, net	(115)	2,053
Other deferred charges and noncurrent liabilities	(75)	12
Tax benefit on employee stock options exercises	37	-
Gain on sale of assets	-	(18)
Net effect of changes in operating assets and liabilities:
Short-term investments	(6)	-
Accounts receivable	56	(8)
Inventories	(8)	5
Accounts payable	(221)	170
Accrued taxes	153	284
Regulatory balancing accounts, net	565	(440)
Other working capital	(164)	560
Payments authorized by the bankruptcy court on amounts classified as liabilities subject to compromise	-	(1,022)
Other, net	37	(134)

Net cash provided by operating activities	1,583	618

Cash Flows From Investing Activities
Capital expenditures	(803)	(737)
Net proceeds from sale of assets	17	25
Decrease (increase) in restricted cash	321	(1,741)
Other, net	12	(54)

Net cash used in investing activities	(453)	(2,507)

Cash Flows From Financing Activities
Repayments under credit facilities and short-term borrowings	(300)	-
Proceeds from issuance of long-term debt, net of issuance costs of $3 million in 2005 and $153 million in 2004	451	6,892
Proceeds from issuance of energy recovery bonds, net of issuance costs of $14 million in 2005	1,874	-
Long-term debt matured, redeemed or repurchased	(1,356)	(7,098)
Rate reduction bonds matured	(141)	(141)
Energy recovery bonds matured	(14)	-
Preferred stock with mandatory redemption provisions redeemed	(122)	(11)
Common stock issued	190	97
Common stock repurchased	(1,065)	-
Preferred dividends paid	(8)	(88)
Common stock dividends paid	(111)	-
Other	(6)	-

Net cash used in financing activities	(608)	(349)

Net change in cash and cash equivalents	522	(2,238)
Cash and cash equivalents at January 1	972	3,658

Cash and cash equivalents at June 30	$1,494	$1,420

PG&E Corporation

Table 16 (continued): PG&E Corporation
Condensed Consolidated Statement of Cash Flows
(Unaudited)

Supplemental disclosures of cash flow information
Cash received for:
Reorganization interest income	$-	$11
Cash paid for:
Interest (net of amounts capitalized)	217	351
Income taxes paid, net	241	48
Reorganization professional fees and expenses	-	17
Supplemental disclosures of noncash investing and financing activities
Common stock dividends declared but not yet paid	$112	$-
Transfer of liabilities and other payables subject to compromise to operating assets and liabilities	-	(2,877)
Transfer of disputed claims and customer refunds and interest payable to accounts payable - regulatory balancing accounts	(378)	-

Source: PG&E Corporation's and Pacific Gas and Electric's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

PG&E Corporation

Table 17: Pacific Gas and Electric Company
Condensed Consolidated Statements of Income

	Three Months Ended		Six Months Ended
(in millions)	June 30,		June 30,

	2005	2004	2005	2004

Operating Revenues
Electric	$1,780	$2,063	$3,439	$3,851
Natural gas	718	686	1,727	1,617

Total operating revenues	2,498	2,749	5,166	5,468

Operating Expenses
Cost of electricity	487	685	884	1,254
Cost of natural gas	347	278	967	857
Operating and maintenance	670	748	1,441	1,557
Recognition of regulatory assets	-	-	-	(4,900)
Depreciation, amortization and decommissioning	454	352	839	650
Reorganization professional fees and expenses	-	4	-	6

Total operating (gain) expenses	1,958	2,067	4,131	(576)

Operating Income	540	682	1,035	6,044
Reorganization interest income	-	-	-	8
Interest income	20	23	39	26
Interest expense	(124)	(158)	(278)	(372)
Other income, net	6	24	12	38

Income Before Income Taxes	442	571	808	5,744
Income tax provision	166	159	309	2,258

Net Income	276	412	499	3,486
Preferred dividend requirement	4	4	8	12

Income Available for Common Stock	$272	$408	$491	$3,474

Source: PG&E Corporation's and Pacific Gas and Electric's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

PG&E Corporation

Table 18: Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets

	Balance At

(in millions)	June 30,	December 31,
	2005	2004
	(Unaudited)

ASSETS
Current Assets
Cash and cash equivalents	$1,140	$783
Restricted cash	1,659	1,980
Accounts receivable:
Customers (net of allowance for doubtful accounts of
$91 million in 2005 and $93 million in 2004)	2,029	2,085
Related parties	2	2
Regulatory balancing accounts	859	1,021
Inventories:
Gas stored underground and fuel oil	175	175
Materials and supplies	137	129
Prepaid expenses and other	68	43

Total current assets	6,069	6,218

Property, Plant and Equipment
Electric	21,975	21,519
Gas	8,663	8,526
Construction work in progress	533	449

Total property, plant and equipment	31,171	30,494
Accumulated depreciation	(11,877)	(11,507)

Net property, plant and equipment	19,294	18,987

Other Noncurrent Assets
Regulatory assets	6,236	6,526
Nuclear decommissioning funds	1,659	1,629
Other	755	942

Total other noncurrent assets	8,650	9,097

TOTAL ASSETS	$34,013	$34,302

Source: PG&E Corporation's and Pacific Gas and Electric's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

PG&E Corporation

Table 18 (continued): Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets

	Balance At

(in millions, except share amounts)	June 30,	December 31,
	2005	2004
	(Unaudited)

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short term borrowings	$-	$300
Long-term debt, classified as current	202	757
Rate reduction bonds, classified as current	290	290
Energy recovery bonds, classified as current	232	-
Accounts payable:
Trade creditors	488	762
Disputed claims and customer refunds	1,810	2,142
Related parties	28	20
Regulatory balancing accounts	1,150	369
Other	408	337
Interest payable	427	461
Income taxes payable	290	102
Deferred income taxes	334	377
Other	714	869

Total current liabilities	6,373	6,786

Noncurrent Liabilities
Long-term debt	6,697	7,043
Rate reduction bonds	439	580
Energy recovery bonds	1,642	-
Regulatory liabilities	3,797	4,035
Asset retirement obligations	1,347	1,301
Deferred income taxes	3,573	3,629
Deferred tax credits	117	121
Preferred stock with mandatory redemption provisions (redeemable, 6.30% and 6.57%, no shares outstanding)	-	122
Other	1,589	1,555

Total noncurrent liabilities	19,201	18,386

Commitments and Contingencies
Shareholders' Equity
Preferred stock without mandatory redemption provisions:
Nonredeemable, 5% to 6%, outstanding 5,784,825 shares	145	145
Redeemable, 4.36% to 7.04%, outstanding 5,973,456 shares	149	149
Common stock, $5 par value, authorized 800,000,000 shares,
issued 299,291,477 shares	1,496	1,606
Common stock held by subsidiary, at cost, 19,481,213 shares	(475)	(475)
Additional paid-in capital	1,901	2,041
Reinvested earnings	5,228	5,667
Accumulated other comprehensive loss	(5)	(3)

Total shareholders' equity	8,439	9,130

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$34,013	$34,302

Source: PG&E Corporation's and Pacific Gas and Electric's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

PG&E Corporation

Table 19: Pacific Gas and Electric Company
Condensed Consolidated Statement of Cash Flows
(Unaudited)

(in millions)	Six Months Ended
	June 30,

	2005	2004

Cash Flows From Operating Activities
Net income	$499	$3,486
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation, amortization and decommissioning	839	650
Recognition of regulatory assets	-	(4,900)
Deferred income taxes and tax credits, net	(103)	2,105
Other deferred charges and noncurrent liabilities	(83)	79
Gain on sale of assets	(1)	(18)
Net effect of changes in operating assets and liabilities:
Accounts receivable	56	(35)
Inventories	(8)	5
Accounts payable	(222)	170
Accrued taxes	188	288
Regulatory balancing accounts, net	565	(440)
Other working capital	(144)	287
Payments authorized by the bankruptcy court on amounts classified as liabilities subject to compromise	-	(1,022)
Other, net	18	(128)

Net cash provided by operating activities	1,604	527

Cash Flows From Investing Activities
Capital expenditures	(803)	(737)
Net proceeds from sale of assets	17	25
Decrease (increase) in restricted cash	321	(1,741)
Other, net	12	(54)

Net cash used in investing activities	(453)	(2,507)

Cash Flows From Financing Activities
Repayments under credit facilities and short-term borrowings	(300)	-
Proceeds from issuance of long-term debt, net of issuance costs of $3 million in 2005 and $153 million in 2004	451	6,892
Proceeds from issuance of energy recovery bonds, net of issuance costs of $14 million in 2005	1,874	-
Long-term debt matured, redeemed or repurchased	(1,354)	(7,098)
Rate reduction bonds matured	(141)	(141)
Energy recovery bonds matured	(14)	-
Common stock dividends paid	(220)	-
Preferred dividends paid	(8)	(88)
Preferred stock with mandatory redemption provisions redeemed	(122)	(11)
Common stock repurchased	(960)	-

Net cash used in financing activities	(794)	(446)

Net change in cash and cash equivalents	357	(2,426)
Cash and cash equivalents at January 1	783	2,979

Cash and cash equivalents at June 30	$1,140	$553

PG&E Corporation

Table 19 (continued): Pacific Gas and Electric Company
Condensed Consolidated Statement of Cash Flows
(Unaudited)

Supplemental disclosures of cash flow information
Cash received for:
Reorganization interest income	$-	$11
Cash paid for:
Interest (net of amounts capitalized)	204	315
Income taxes paid, net	237	-
Reorganization professional fees and expenses	-	17
Supplemental disclosures of noncash investing and financing activities
Equity contribution for settlement of POR payable	$-	$(128)
Transfer of liabilities and other payables subject to compromise to operating assets and liabilities	-	(2,877)
Transfer of disputed claims and customer refunds and interest payable to accounts payable - regulatory balancing accounts	(378)	-

Source: PG&E Corporation's and Pacific Gas and Electric's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.